SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report: (Date of earliest event reported): July 24, 2002



                                 S.W. LAM, INC.
                                ----------------
             (Exact name of Registrant as specified in its charter)


                                     0-22049
                                  -------------
                            (Commission file number)

           Nevada                                      62-1563911
    ----------------------                      ----------------------
(State  or other jurisdiction                     (I.R.S. Employer
      of incorporation)                         Identification  Number)


             Unit 25-32, 2nd Floor, Block B, Focal Industrial Centre
                      21 Man Lok Street, Hunghom, Hong Kong
                      -------------------------------------
              (Address of principal executive offices)  (Zip code)


                                 (852) 2766 3688
               --------------------------------------------------
              (Registrant's telephone number, including area code)

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS


     (c)     Exhibits

          Exhibit  No.                       Description
          ------------                       -----------

           99.1 Press release, dated July 24, 2002, of Hang Fung Gold Technology Limited


ITEM  9.     REGULATION  FD  DISCLOSURE

     On July 24, 2002, Hang Fung Gold Technology Limited ("Hang Fung Gold") issued a press release in Hong Kong disclosing its operating results for the year ended March 31, 2002. Hang Fung Gold is an affiliate of S.W. Lam through which the principal operations of S.W. Lam are conducted. The referenced press release is furnished herewith pursuant to Regulation FD.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        S.W.  LAM,  INC.


July  24,  2002                         By:/s/  Lam  Sai  Wing
                                           ------------------------
                                          Lam  Sai  Wing
                                          President and Chief Executive Officer


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